                                                                   Exhibit 10.25

                       CONSENT AND AMENDMENT TO DEBENTURES

          THIS CONSENT AND AMENDMENT TO DEBENTURES (this "Consent and Amendment") is entered into as of March 7, 2002, among MUTUAL RISK MANAGEMENT LTD., a company incorporated under the laws of Bermuda ("Mutual Risk" or the "Issuer"), MUTUAL GROUP, LTD., a Delaware corporation ("Mutual Group"), MGL INVESTMENTS LLC (successor to MGL Investments Ltd.), a Delaware limited liability company ("MGL Investments"), LEGION FINANCIAL CORPORATION, a Missouri corporation ("Legion"), MUTUAL RISK MANAGEMENT (HOLDINGS) LTD., a company incorporated under the laws of Bermuda ("MRM Holdings"), MRM SECURITIES LTD., a company incorporated under the laws of Bermuda ("MRM Securities"), MUTUAL FINANCE LTD., a company incorporated under the laws of Bermuda ("MRM Finance"), MRM SERVICES LTD., a company incorporated under the laws of Bermuda ("MRM Services"), MSL (US) LTD., a Delaware corporation ("MSL"), and MRM SERVICES (BARBADOS) LTD., a company incorporated under the laws of Barbados ("MSBL" and, together with MGL Investments, Legion, MRM Holdings, MRM Securities, MRM Finance, MRM Services, MSL, MSBL, Mutual Risk, and Mutual Group, the "Guarantors") and XL INSURANCE (BERMUDA) LTD ("XL Insurance").

                                    RECITALS

          A. XL Insurance is a holder of over $50.0 million in principal amount of the Issuer's 9 3/8% Convertible Exchangeable Debentures due 2006 (as hereafter modified, amended or supplemented, the "Debentures". Unless otherwise defined herein, defined terms used herein shall have the meanings given such terms in the Debentures.

          B. Mutual Risk has advised XL Insurance that certain Events of Default have occurred and are continuing under Sections 7(r) and 7(s) of the Debentures (the "Existing Events of Default"). Mutual Risk has advised XL Insurance that one or more of its Wholly Owned Subsidiaries desires to sell all or substantially all of the capital stock or limited liability company interests (the "Sale") of Hemisphere Management Limited, a Bermuda company, Hemisphere Financial Services LLC, a Delaware limited liability company, Hemisphere Financial Group LLC, a Delaware limited liability company, and Hemisphere Management (Ireland) Limited, an Ireland company (collectively, "Hemisphere"), and, as required by Section 7(n) of the Debentures, the Issuer and the Guarantors have requested that XL Insurance consent to the Sale of Hemisphere.

          C. Notwithstanding the existence of, and without waiving, such Existing Events of Default, XL Insurance has agreed to consent to the Sale of Hemisphere upon and subject to the terms and conditions set forth herein. The Issuer and the Guarantors have also agreed to amend the Debentures in certain respects.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Issuer and XL Insurance agree as follows:

          1. Consent. XL Insurance hereby irrevocably consents to the Sale of
             -------
Hemisphere upon the following terms and conditions:

          (a) The Sale of Hemisphere shall be consummated on or before June 30, 2002;

          (b) The Sale of Hemisphere shall be consummated pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), in the form attached hereto as Exhibit A, without waiver or amendment of any of the terms and conditions thereof that would reduce the minimum amount paid to the

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                                       -2-

Electing Holders (as defined below) and the Lenders pursuant to clause (c) following or that would otherwise be materially adverse to XL Insurance or the other holders of the Debentures, unless such waiver or amendment has been consented to by XL Insurance in advance in writing;

          (c) The net cash proceeds (the "Hemisphere Net Proceeds") paid by the Purchaser (as defined in the Stock Purchase Agreement) for the account of the MRM Sellers (as defined in the Stock Purchase Agreement) at the initial Closing (as defined in the Stock Purchase Agreement) of the Sale of Hemisphere and paid to the Lenders (the "Lenders") under that certain Credit Agreement dated as of September 21, 2000 (as heretofore modified, amended or supplemented, the "Credit Agreement") and the holders of the Debentures who elect to receive such proceeds (after receipt of reasonable written notice to the holders of such right from the Issuer) (the "Electing Holders") pursuant to clause (d) shall not be less than $88,300,000;

          (d) The Hemisphere Net Proceeds shall be paid directly by the Purchaser to the Lenders and the Electing Holders to such account(s) as (i) the Administrative Agent for the Lenders under the Credit Agreement (the "Administrative Agent") may direct in writing, in the case of amounts to be paid to the Lenders and (ii) the Electing Holders may direct in writing, in the case of amounts to be paid to the Electing Holders.

          2. Additional Agreements Relating to the Sale of Hemisphere. The
             --------------------------------------------------------
Issuer and the Guarantors agree with XL Insurance as follows:

          (a) The aggregate expenses associated with and payable in connection with the Sale of Hemisphere pursuant to the Stock Purchase Agreement shall not exceed $4,800,000;

          (b) The Issuer and the Guarantors shall cause the MRM Sellers to cause the Purchaser to pay the Hemisphere Net Proceeds in accordance with Subparagraph 1(d). As a result of the existence of the Existing Events of Default under the Credit Agreement (and the Guarantees thereof) and under the Debentures, the Issuer and the Guarantors consent and agree that an amount of principal owing under the Credit Agreement and under the Debentures (and the Guarantees thereof) equal to such Hemisphere Net Proceeds shall become due and payable concurrently with the occurrence of the initial Closing (and concurrently with each payment of Hemisphere Net Proceeds pursuant to clause (c) following) without further action by the Administrative Agent, any Lender or any holder of the Debentures. The portion of such Hemisphere Net Proceeds paid for the account of MGL Investments LLC shall be a payment by MGL Investments LLC on account of its Guarantee of the Obligations and of the Debt evidenced by the Debentures. The portion of such Hemisphere Net Proceeds paid for the account of MRM Financial Services Ltd. shall be declared as a dividend by MRM Financial Services Ltd. to MRM Services Ltd. in accordance with applicable law and shall be a payment by MRM Services Ltd. on account of its Guarantee of the Obligations and of the Debt evidenced by the Debentures;

          (c) The Hemisphere Net Proceeds shall be shared pro rata (based, at the time in question, upon the aggregate principal Debt or Indebtedness owing to the Lenders, on the one hand, and to the holders of the Debentures (whether or not Electing Holders) on the other hand) among the Lenders (for application to the principal of the Obligations, with an automatic reduction in the aggregate amount of the Commitments under the Credit Agreement in a like amount), and the Electing Holders; provided, however, that in the event any holder of Debentures elects to not receive its share of such Hemisphere Net Proceeds, such holder's portion of the Hemisphere Net Proceeds shall be payable to the Electing Holders on a pro rata basis;

          (d) Any moneys (net of any reasonable, substantiated costs and expenses incurred in the collection or realization of such moneys) paid for the account of the MRM Sellers after the initial Closing pursuant to the Stock Purchase Agreement, whether pursuant to the MRM Escrow Agreement (as defined in the Stock Purchase Agreement), the Management Escrow Agreement (as defined in the

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                                      -3-

Stock Purchase Agreement) or otherwise, including, without limitation, any indemnity payment or expense reimbursement, shall also be Hemisphere Net Proceeds and shall be paid for the account of the MRM Sellers and otherwise treated or transferred as provided in clause (b) preceding and applied as provided in clause (c) preceding; and

          (e) Neither this Consent and Amendment, nor the payment of the Hemisphere Net Proceeds pursuant hereto, shall constitute the waiver by XL Insurance or the other holders of Debentures of the Existing Events of Default that have occurred and are continuing on the date hereof.

          3. Amendment. The Debentures shall be amended to the following effect.
             ---------

          (a) Section 4 of the Debentures and Section 4 of the Newco Debenture are hereby amended to provide that the repayment of Debentures with a portion of the Hemisphere Net Proceeds will not have the effect of reducing the number of shares of Newco Common Stock that are issuable upon exchange or conversion of the Debentures or the Newco Debentures, respectively. The number of shares of Newco Common Stock issuable upon exchange of the Debentures or conversion of the Newco Debentures shall be calculated without giving effect to any reduction in the outstanding amount of Debentures resulting from the application of the Hemisphere Net Proceeds.

          4. Conditions Precedent. This Consent and Amendment shall become
             --------------------
effective when (a) counterparts of this Consent and Amendment are executed by the Issuer and the Guarantors, (b) a written consent is executed by the Administrative Agent and the Requisite Lenders (as defined in the Credit Agreement) and the other parties shown on the signature pages thereof the form attached hereto as Exhibit B and (c) a written consent is executed by the Required Lenders (as defined in the Letter of Credit and Reimbursement Agreement dated as of July 11, 2001, as amended, among Mutual Risk, certain Subsidiaries of Mutual Risk, such lenders, and Bank of America, N.A., as administrative agent for such lenders), and the other parties shown on the signature pages thereof in the form attached hereto as Exhibit C.

          5. Representations and Warranties. The Issuer and the Guarantors
             ------------------------------
hereby jointly and severally represent, warrant and acknowledge to XL Insurance that (a) immediately after the execution and delivery of this Consent and Amendment and after giving effect hereto, the Existing Events of Default exist under the Debentures, the Issuer and the Guarantors have no defense thereto, and neither XL Insurance nor any of the other holders of Debentures has waived or agreed to forbear from the exercise of any of their rights and remedies that are presently existing as a result of such Existing Events of Default or any other Event of Default that may now exist or hereafter occur under the Debentures, all of which rights and remedies are hereby reserved by XL Insurance and the other holders of Debentures, and may be exercised the holders of the Debentures at any time in their sole discretion (b) all of the provisions of the Transaction Documents, including the Guarantee of the Guarantors, are in full force and effect and are hereby ratified and confirmed, (c) this Consent and Amendment and the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action and require the consent of no Governmental Authority or other Person that has not been delivered and is not in full force and effect, (d) the execution, delivery and performance by the Issuer and the Guarantors of this Consent and Amendment is of corporate benefit to them, including as a result of the reduction of the principal amount of Debentures and the Guarantees thereof contemplated hereby, (e) the copy of the Stock Purchase Agreement attached hereto is a true, correct and complete copy of the execution form thereof and includes all exhibits and schedules thereto, (f) the dividends contemplated by Subparagraphs 2(b) and 2(d) of this Consent and Amendment are within the corporate power and authority of MRM Financial Services Ltd., have been duly authorized by all necessary corporate action of MRM Financial Services Ltd., will be lawful and not violate or breach any contract, agreement or law to which MRM Financial Services Ltd. is a party or which is binding on MRM Financial Services Ltd., and will not cause MRM Financial Services Ltd. to be insolvent or to be unable to pay its debts and obligations when due, (g) it is believed that United States income taxes in an estimated amount of $3,500,000 will be payable in connection with the Sale of Hemisphere and (h) attached hereto as Exhibit D is a calculation of the gross cash proceeds payable by the Purchaser for the account of the MRM Sellers at the initial Closing of the Sale of Hemisphere and of the deductions from such gross cash proceeds that will be made in determining the Hemisphere Net Proceeds to be received by the Lenders and the holders of the Debentures at the initial Closing. The breach by the Issuer and the Guarantors of any of their representations and warranties set forth in this Paragraph 5 shall constitute an Event of Default but shall not negate the consent given in Paragraph 1..

          6. Covenants. The Issuer and the Guarantors jointly and severally
             ---------
covenant and agree with XL Insurance as follows:

          (a) As soon as practicable, but in any event on or before March 13, 2002, Mutual Risk shall execute and deliver, or cause to be executed and delivered, a share charge and related documentation and opinions, in form and substance satisfactory to XL Insurance on the shares of MRM Services Ltd. owned by Mutual Risk.

          (b) As soon as practicable, but in any event on or before the date of the initial Closing under the Stock Purchase Agreement, Mutual Risk shall cause the MRM Sellers to grant a security interest in all of their respective rights to receive moneys under the MRM Escrow Agreement, the Management Escrow Agreement or otherwise pursuant to the Stock Purchase Agreement, and shall cause to be delivered such agreements, documents, instruments, consents and legal opinions as may be requested by XL Insurance in order to create, evidence, perfect or otherwise give effect to and protect such security interest. Such security interest shall be granted in consideration of the consents and agreements of XL Insurance given herein and for other good and valuable consideration, and such security interest shall be granted to Bank of America, N.A., as collateral agent for the Lenders and the holders of the Debentures, and shall secure the repayment of the Obligations and the Debt or Indebtedness evidenced by the Debentures and the other obligations owing to the holders of the Debentures under the Transaction Documents on a pari passu, pro rata basis based on the principal amount of Debt or Indebtedness owing to each of the Lenders and the holders of the Debentures.

          (c) Mutual Risk shall cause the MRM Sellers to deliver to XL Insurance a copy of any proposed amendment or waiver to the Stock Purchase Agreement promptly after such amendment or waiver is proposed and to deliver to XL Insurance true and correct copies of any supplements to or amendments of any of the Schedules to the Stock Purchase Agreement that are delivered pursuant to
Section 11.15 of the Stock Purchase Agreement.

          (d) The Issuer and the Guarantors shall pay all expenses, including legal fees and expenses of counsel to XL Insurance and each other Electing Holder, incurred by XL Insurance or any other such Electing Holder in connection with this Consent and Amendment.

          (e) On the date of the initial Closing of the Sale of Hemisphere, Mutual Risk shall deliver or cause to be delivered to XL Insurance (i) a certified copy of a resolution of the board of directors of MRM Financial Services Ltd. authorizing the payment of the dividends contemplated by Subparagraphs 2(b) and 2(d), and (ii) a certificate of solvency executed by two directors of MRM Financial Services Ltd. in form and substance satisfactory to XL Insurance.

          (f) On the date of the initial Closing of the Sale of Hemisphere, Mutual Risk shall cause $3,500,000 of the cash proceeds received by the MRM Sellers to be deposited in a restricted account at a bank acceptable to the Administrative Agent and XL Insurance and such amount, together with the investment earn-ings thereon, shall be withdrawn from such account and used only to pay United States income taxes due and owing in connection with the Sale of Hemisphere.

          (g) The Issuer and the Guarantors shall execute and deliver such other agreements, documents instruments and items as XL Insurance may reasonably request in order to give effect to the terms and conditions of this Consent and Amendment.

The breach by the Issuer and the Guarantors of any of its covenants set forth in Paragraph 2 or this Paragraph 6 shall constitute an Event of Default but shall not negate the consent given in Paragraph 1.

          7. Effect of Consent and Amendment. This Consent and Amendment is a
             -------------------------------
Transaction Document. The consent of XL Insurance hereunder is expressly limited to the Sale of Hemisphere and shall not constitute the consent or waiver by XL Insurance or any other holder of Debentures to, of or with respect to any other matter now or hereafter requiring its consent or waiver under the Transaction Documents. Except as amended hereby, the Debentures and the other Transaction Documents are unchanged and are hereby ratified and confirmed.

          8. Engagement of Advisor. Mutual Risk has advised XL Insurance that
             ---------------------
Mutual Risk has engaged Greenhill Partners (the "Advisor") to advise Mutual Risk and its Subsidiaries with respect to their financial condition, business operations, and properties, and with respect to the restructuring thereof. On or before the date hereof, Mutual Risk has delivered to XL Insurance a copy of the engagement letter evidencing such engagement. The Issuer and the Guarantors shall cause the Advisor to be available at such times and places as XL Insurance may reasonably request to discuss with XL Insurance the financial condition, business operations, and prospects, and the restructuring thereof, of Mutual Risk and its Subsidiaries and shall otherwise cause the Advisor to cooperate with XL Insurance in its review, analysis, and administration of the Debentures and the other Transaction Documents and the transactions contemplated thereby. Mutual Risk shall not terminate the engagement of the Advisor unless Mutual Risk concurrently engages another financial and business advisor reasonably acceptable to XL Insurance.

          9. Release of Claims. In consideration of the execution by XL
             -----------------
Insurance of this Consent and Amendment, the Issuer and the Guarantors hereby RELEASE, ACQUIT AND FOREVER DISCHARGE XL Insurance and each of the other holders of Debentures, together with their respective officers, directors, employees, agents, attorneys, representatives, and affiliates (collectively, the "Debenture Parties"), from any and all losses, costs, expenses, claims, damages, actions, causes of action, liability, or suits in law or equity, of whatever kind or nature (including those that may arise out of the negligence, gross negligence, or willful misconduct of holder of Debentures) that the Issuer or any Guarantor have ever had or may now have against any holder of Debentures and that have accrued or arisen on or prior to the date of this Consent and Amendment and that arise from or are related in any manner to or concern the Loan Documents, the transactions contemplated thereby, or the acts or omissions of any Debenture Party in connection therewith.

          10. Counterparts. This Consent and Amendment may be executed in any
              ------------
number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          11. Governing Law. This Consent and Amendment shall be governed by and
              -------------
construed in accordance with the laws of the State of New York.

          12. Companies Not Guarantors. XL Insurance acknowledges that none of
             -------------------------
the Companies (as such term is defined in the Stock Purchase Agreement) is a Guarantor of the Debentures.

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                                       -6-

          13. No Third Party Beneficiary. The Purchaser shall have no rights or
              --------------------------
obligations under this Consent and Amendment, except that the Purchaser may rely on the consent given in Paragraph 1 and on the acknowledgment contained in paragraph 12.

          14. ENTIRETY. THIS CONSENT AND AMENDMENT, THE DEBENTURES AND THE OTHER
              --------
TRANSACTION DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  [Remainder of Page Intentionally Left Blank]

MUTUAL RISK MANAGEMENT LTD., as Issuer


By:        /s/ Robert A. Mulderig
      --------------------------------------------
      Name:    Robert A. Mulderig
               -----------------------------------
      Title:
               -----------------------------------


MUTUAL GROUP, LTD., as a Guarantor


By:       /s/  Richard E. O'Brien
        --------------------------------------------
      Name:    Richard E. O'Brien
               -----------------------------------
      Title:
               -----------------------------------


MGL INVESTMENTS LLC (successor to MGL Investments Ltd.), as a Guarantor


By:       /s/  Richard E. O'Brien
      --------------------------------------------
      Name:    Richard E. O'Brien
               -----------------------------------
      Title:
               -----------------------------------


LEGION FINANCIAL CORPORATION, as a Guarantor


By:        /s/ Richard E. O'Brien
      --------------------------------------------
      Name:    Richard E. O'Brien
               -----------------------------------
      Title:
               -----------------------------------


MUTUAL RISK MANAGEMENT (HOLDINGS)
LTD., as a Guarantor


By:        /s/ Robert A. Mulderig
      --------------------------------------------
      Name:    Robert A. Mulderig
               -----------------------------------
      Title:
               -----------------------------------


   MRM SECURITIES LTD., as a Guarantor


   By:     /s/ Robert A. Mulderig
        ---------------------------------------------
         Name: Robert A. Mulderig
               --------------------------------------
         Title:
               --------------------------------------


   MUTUAL FINANCE LTD., as a Guarantor


   By:     /s/ Robert A. Mulderig
        ---------------------------------------------
         Name: Robert A. Mulderig
               --------------------------------------
         Title:
               --------------------------------------


   MRM SERVICES LTD., as a Guarantor


   By:     /s/ Robert A. Mulderig
        ---------------------------------------------
         Name: Robert A. Mulderig
               --------------------------------------
         Title:
               --------------------------------------


   MSL (US) LTD., as a Guarantor


   By:     /s/ Richard E. O'Brien
         --------------------------------------------
         Name: Richard E. O'Brien
               --------------------------------------
         Title:
               --------------------------------------


   MRM SERVICES (BARBADOS) LTD., as a Guarantor


   By:     /s/ Robert A. Mulderig
         --------------------------------------------
         Name: Robert A. Mulderig
               --------------------------------------
         Title:
               --------------------------------------

XL INSURANCE (BERMUDA) LTD


By:      /s/    Paul S. Giordano
      --------------------------------------------
      Name:     Paul S. Giordano
               -----------------------------------
      Title:    Director
               -----------------------------------